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                                                                EXHIBIT 10.027

                             WASTE RECOVERY, INC.
                       INCENTIVE STOCK OPTION AGREEMENT

        THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement"), made and entered into in Dallas, Texas, as of the 21st day of March, 1995, by and between Waste Recovery, Inc., a corporation organized and existing under the laws of Texas (the "Company") and Andrew J. Sabia (the "Participant").

        WHEREAS, Participant is now a full-time employee of the Company, or one of its subsidiaries, and will render faithful and efficient service; and

        WHEREAS, the Company desires to continue to receive the benefit of Participant's services and to fully identify his interests with the Company's future and success; and

        WHEREAS, the Board of Directors ("Board") of the Company and the stockholders of the Company have heretofore approved the Company's 1989 Stock Plan for Employees (the "Plan") providing for, among other things, the granting of stock options under the Plan to certain employees of the Company, including officers of the Company; and

        WHEREAS, pursuant to the provisions of such Plan, the Board has so granted and authorized the terms and provisions in this Agreement pursuant to
Section 422 of the Internal Revenue Code of 1986 (the "Code"):

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, it is understood and agreed as follows:

        1. OPTION TO PURCHASE.

        (a) The Company hereby grants to Participant an irrevocable right and nonqualified option ("Option") to purchase from the Company Ten Thousand (10,000) shares (subject, however, to adjustment as provided in Paragraph 8), of the common stock, no par value, of the Company (the "Option Shares") upon the terms and conditions herein contained.

        (b) The purchase price payable to the Company for the shares to be acquired pursuant to the exercise of this Option will be One and 06/100ths Dollars ($1.06) per share, which shall be paid to the Company in the manner hereinafter described at the time of exercise. Such purchase price is referred to herein as the "Option Price".




INCENTIVE STOCK OPTION AGREEMENT                                         PAGE 1
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        2. EXERCISE OF OPTION.

        (a) Exercisable Option Shares. Participant can exercise this Option on a cumulative basis to the extent hereinafter provided with respect to all or any part of the number of "Exercisable Option Shares" subject to this Option, and such right shall be a continuing one during the term of the Option as provided in paragraph 3 hereof, until this Option has been fully exercised with respect to the number of Option Shares stated in paragraph 1. "Exercisable Option Shares" shall be the Option Shares granted, in paragraph 1 hereof, less Option Shares previously exercised.

        (b) Exercise After Participant's Death. Upon the death of Participant, this Option shall still be exercisable in full with respect to Option Shares which are Exercisable Option Shares on the date of Participant's death, and may be exercised in whole or in part by the estate of the Participant or by such person or persons to whom this Option shall be transferred by the Will of Participant, or by the applicable laws of descent and distribution, but only within one hundred eighty (180) days after the Participant's death, or within the unexpired term of this Option, whichever is shorter, at which time this Option shall lapse and become void.

        (c) Exercise After Termination of Employment. If the Participant shall voluntarily terminate his employment without the consent of the Company (of which the Board shall be the sole judge), his rights under any then outstanding Options shall terminate immediately. In the event that the Participant shall voluntarily terminate his employment with the consent of the Company (regarding which the Board shall be the sole judge), or in the event that the Participant's employment shall be involuntarily terminated by the Company other than for cause (regarding which the Board shall be the sole judge), or in the event of a Participant's retirement under any retirement plan of the Company, its parent, or any of its subsidiaries, an Option shall be exercisable by the Participant at any time prior to the expiration date of such Option or within three (3) months after the date of such termination of employment, whichever is the shorter period, but only to the extent of the accrued right to purchase at the date of such termination; otherwise, his rights under any then outstanding Option shall terminate immediately. In the case of a Participant who is permanently and totally disabled at the time of leaving the Company, the above stated (3) month period shall be increased to one (1) year.

        3. BASIC TERM OF OPTION.

        Subject to the limitations contained elsewhere in this Agreement, this Option shall remain open and exercisable for a period of 10 (10) years, through and including March 20, 2005, after which this Option shall lapse and become void.





INCENTIVE STOCK OPTION AGREEMENT                                         PAGE 2
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        4. MANNER OF EXERCISE OF OPTION.

        (a) This Option shall be exercised in whole or in part by written notice to the Company addressed to the President of the Company at such place as the Company's executive offices may then be located, such notice, in accordance with the attached exercise form, together with payment for the Option Price for the number of Option Shares being exercised and stated therein, to be delivered either personally or by registered or certified mail. Such notice, if delivered by registered or certified mail, shall be deemed to be received by the Company at the time of receipt, provided it is received by the Company before the expiration of the Basic Term hereof. Such notice shall state the number of Option Shares such Participant (or other person as may be exercising this Option) elects to exercise under this Option (such number not to exceed the maximum number of Exercisable Option Shares). Unless Participant has been given notice by the Company that the Option Shares have been registered pursuant to the Securities Act of 1933, as amended, such notice shall contain a certificate substantially as follows:

         "I hereby represent and warrant to the Company that I am acquiring the shares pursuant to this Option for my own account for investment; that I am not acquiring such shares with a view to, or in connection with, any offering or distribution; and that I have no present intention of selling or otherwise disposing of any of such shares."

        (b) Manner of Payment. Payment for Option Shares purchased upon exercising all or part of this Option shall be made in full at the time of exercise, in cash, or, in the Company's discretion, in common stock of the Company owned by the Participant, valued as of the close of business on the immediately preceding business day, and such other forms of consideration having a current value equal to the option price as may be suitable to the Board, or in any combination of the foregoing. No Option Shares may be delivered until full payment of the purchase price thereof has been made.

        5. RIGHTS AS A STOCKHOLDER.

        After receipt of the notice of exercise as provided in paragraph 4 above, the Company shall cause to be issued and delivered such certificates, in such denominations as Participant may direct, representing the number of fully-paid, nonassessable shares of common stock which the Participant is entitled to receive, registered in the name of Participant, but Participant shall have no right as a stockholder with respect to any such shares until the issuance of such stock certificates, and no adjustment shall be made for cash dividends or other rights for which the record date is prior to the time such stock certificates are issued, except as provided herein. The Company agrees to issue such stock certificates within thirty (30) business days after such receipt of notice of the exercise of this Option, along with payment. Each certificate shall be issued in the name of Participant so exercising this Option, or in the name of Participant and his spouse as joint tenants, if Participant should so request.





INCENTIVE STOCK OPTION AGREEMENT                                         PAGE 3
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        6. RESTRICTIONS ON OPTION.

        (a) This Option shall not be transferred by Participant other than by Will, or by the applicable laws of descent and distribution, or a qualified domestic relations order as defined in the Code ("QUADRO"), and can be exercised during his lifetime only by Participant, his guardian or legal representative, or the QUADRO beneficiaries. This Option shall not be subject to any claim of any creditor of Participant; shall not be subject to attachment, garnishment or other legal or equitable process by or on behalf of any such creditor; and shall not in anywise be liable for or subject to the debts, contracts, liabilities, engagements or torts of Participant. This Option shall not be pledged, hypothecated, or otherwise encumbered, and any attempt to do so shall be void.

        (b) THERE CAN BE NO ASSURANCE THAT THE SHARES ISSUED PURSUANT TO THIS OPTION WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. EACH STOCK CERTIFICATE SHALL CARRY SUCH APPROPRIATE LEGEND, AND SUCH WRITTEN INSTRUCTIONS SHALL BE GIVEN TO THE COMPANY'S TRANSFER AGENT, AS MAY BE DEEMED ADVISABLE BY COUNSEL TO THE COMPANY, TO COMPLY WITH THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. ACCORDINGLY, THE OWNER OF SUCH SHARES MAY BE REQUIRED TO HOLD THEM FOR AN INDEFINITE PERIOD OF TIME.

        7. HOLDING PERIODS.

        (a) With respect to Participants who are also executive officers, directors or ten percent shareholders of the Company, the Options Shares received upon exercise of this Option shall not be sold or disposed of within six (6) months from the date of this Agreement.

        (b) With respect to all Participants, the Option Shares received by the Participant upon exercise of this Option shall not be sold or disposed of within one (1) year after their acquisition by exercise of this Option, nor within two (2) years from the granting of this Option. Should Participant dispose of Option Shares received before the expiration of either of such holding periods, such disposition shall be a "disqualifying disposition" of an "incentive stock option" and any gain realized by Participant on such disposition for federal income tax purposes will be taxable as ordinary income in accordance with the Code.

        8. CAPITAL ADJUSTMENTS AND REORGANIZATIONS.

        (a) The Option Shares covered by this Option, and the Option Price, shall be adjusted to reflect any stock dividend, stock split, share combination, exchange of shares,





INCENTIVE STOCK OPTION AGREEMENT                                         PAGE 4
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recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company, in accordance with the Plan.

        (b) Nothing in this paragraph 8 shall in any way extend the time within which this Option must be exercised as provided in Paragraph 3 above.

        9. DISSOLUTION OR MERGER.

        In the event that, prior to the delivery by the Company of all the Option Shares in respect of which Options are granted, a merger or dissolution in which the Company is not the surviving Corporation shall occur, or a transfer of substantially all the assets of the Company shall occur:

        (a) If provision be made in writing in connection with such transaction for the assumption and continuance of the Option hereby granted, or the substitution for such Option of a new option covering the shares of the successor corporation, with appropriate adjustment as to number and kind of shares and prices, this Option, or the new option substituted therefore, as the case may be, shall continue in the same manner and under the terms provided.

        (b) In the event provision is not made in such transaction for the continuance and assumption of this Option or for the substitution of an option covering the shares of the successor corporation, then Participant shall be entitled within a reasonable period of time, prior to the effective date of any such transaction, to purchase the full number of Exercisable Option Shares, failing which purchase, any unexercised portion thereof shall be deemed canceled as of such effective transaction date.

        10. WITHHOLDING TAX.

        Should the Company be required to withhold any tax pursuant to the exercise of this Option by Participant, Participant agrees to make arrangements satisfactory to the Board to ensure that the amount required to be withheld is made available to the Company for timely payment. If agreeable to the Board, Participant shall be allowed to deliver shares of the Company's common stock previously owned by Participant, or Option Shares from the exercise of this Option, for the payment of such withholding tax.

        11. CONTINUED EMPLOYMENT.

        By acceptance of this Option and in consideration thereof, and subject to the qualifications and exceptions contained in Paragraph 2 above, this Option may be exercised only while Participant remains in the continuous employ of the Company, or one of its subsidiaries; provided, however, that this Option does not confer upon Participant any right to continue in the employ of the Company, or one of its subsidiaries, nor does it interfere in any way with the right to terminate the employment of the Participant at any time.





INCENTIVE STOCK OPTION AGREEMENT                                         PAGE 5
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        12. PIGGYBACK REGISTRATION RIGHTS

        (a) If, at any time from this date forward, the Company proposes to file a registration statement relating to any of its common stock or other securities under the Securities Act of 1933 (the "Securities Act"), and the Option Shares are not then registered, the Company will promptly, but in any event not less than thirty (30) days prior to the initial filing of such registration statement, deliver written notice of such intention to the Participant, setting forth the type of securities proposed to be registered, the intended method of disposition, the maximum proposed offering price, commissions and discounts in connection therewith and other relevant information. If the Participant so requests within twenty (20) days after such notification, the Company hereby agrees to use its best efforts to register the Option Shares or any part thereof by inclusion in such registration statement so that such Option Shares may be sold at such times and in such manner as the Participant shall determine.

        (b) The Company shall not be required to register Option Shares under the Securities Act or under any state securities law: (i) if the opinion of counsel for both the Participant and the Company (or should they not agree, in the opinion of another counsel experienced in securities law matters agreeable to counsel for the Participant and for the Company), the proposed public offering or transfer of the number of Option Shares, as to which registration is requested, is exempt from the registration provisions of the Securities Act and the securities laws of the state in which the Option Shares are to be sold or transferred, or (ii) to the extent that in an underwritten public offering by the Company, the managing underwriter in any way limits the Option Shares that can be registered.

        (c) All costs and expenses in connection with the registration of any Option Shares pursuant to the Participant's exercise of his "piggyback registration rights," including federal and state registration and filing fees, printing expenses (including such number of any preliminary prospectus and the final prospectus as may reasonably be requested) and the fees and disbursements of counsel and of independent accountants and other experts of the Company shall be borne pro rata by the Company and the Participant; provided, however, that the Company shall not be obligated to pay fees and disbursements of counsel for the Participant or any underwriting commission or discounts relating to the Option Shares.

        13. PLAN.

        The Option provided for in this Agreement is granted pursuant to the Plan, as amended, which was adopted by the Board on March 6, 1989, and approved by the Shareholders on May 22, 1989. The terms and provisions of the Plan are incorporated by reference herein, and in case of any conflict between the terms and conditions of this Agreement, and those of the Plan, those of the Plan shall prevail and be controlling.





INCENTIVE STOCK OPTION AGREEMENT                                         PAGE 6
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reference herein, and in case of any conflict between the terms and conditions of this Agreement, and those of the Plan, those of the Plan shall prevail and be controlling.

        14. GENDER AND NUMBER.

        Whenever the masculine, feminine, or neuter gender, or the singular or plural number, is used herein, the application of one shall include the application of the other as the context so indicates.

        15. NOTICES.

        Any notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the Company at its principal place of business, to the attention of the President. All notices to the Participant or other person or persons then entitled to exercise the Option, shall be delivered to the Participant or such other person or persons at the Participant's address below specified.

        16. APPLICATION.

        If any provision of this Agreement, or the application to any entity, individual or circumstance shall be invalid or unenforceable to any extent, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable. The remainder of this Agreement, and the application of such provision to other entities, persons or circumstances, shall not be affected thereby, and shall be enforced to the greatest extent permitted by law.

        17. BOARD OF DIRECTORS.

        The term "Board", or "Board of Directors", means the Board of Directors of the Company, or its properly authorized committee or representative.

        18. LAW GOVERNING: VENUE.

        THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW. VENUE SHALL LIE IN DALLAS, TEXAS.





INCENTIVE STOCK OPTION AGREEMENT                                         PAGE 7
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        IN WITNESS WHEREOF, this Agreement is executed in duplicate originals as of the date and year first above shown.

ATTEST:                                 WASTE RECOVERY, INC.

By:                                     By:
    ------------------                      --------------------------
    John E. Cockrum                         Thomas L. Earnshaw
    Secretary                               President



                                        PARTICIPANT:


                                        ------------------------------
                                                (signature)


                                        ------------------------------
                                                (printed name)


                                        ------------------------------


                                        ------------------------------
                                                (address)





INCENTIVE STOCK OPTION AGREEMENT                                         PAGE 8
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                                 EXERCISE FORM

                (To be executed by the registered owner to purchase Common Stock pursuant to the Incentive Stock Option Agreement)

Waste Recovery, Inc.
309 South Pearl Expressway
Dallas, Texas 75201

Attention: President

        The undersigned hereby: (1) irrevocably subscribes for __________ shares of your Common Stock pursuant to his or her Incentive Stock Option granted March 21, 1995, and encloses payment of $ ____________ therefor, or other sufficient consideration; (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; (3) requests that if such number of shares is not all of the shares purchasable hereunder, a new Option of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below; (4) agrees that the certificate(s) for shares of Common Stock may bear a legend in substantially this form:

                THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1993 AND ANY APPLICABLE STATE LAW OR (2) AN OPINION (SATISFACTORY TO THE COMPANY) OF COUNSEL (SATISFACTORY TO THE COMPANY) THAT REGISTRATION IS NOT REQUIRED;

(5) acknowledges that I have received the Company's: annual report for its last fiscal year (including financial statements prepared by independent certified public accountants); most recent definitive proxy statement filed therewith; all interim quarterly reports on Form 10-Q filed since such annual report; and information on the use of proceeds from this sale. I have requested and been advised of any material changes in the Company's affairs since the date of such documents; and have received or had made available to me all financial or other information which I consider necessary to an informed judgment as to the investment merits of this exercise of Option; and (6) represents and warrants to the




EXCERCISE FORM                                                            PAGE 1
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Company that with respect to legended share, I am acquiring the shares pursuant to this Option for my own account for investment; I am not acquiring such shares with a view to, or in connection with, any offering or distribution; and I have no present intention of selling or otherwise disposing of any of such shares.


                                ------------------------------------
Date:                           (Please sign exactly as name appears
      ----------------           on Option)



                                ------------------------------------
                                Printed Name


                                ------------------------------------
                                Address


                                ------------------------------------
                                Address


                                ------------------------------------
                                Taxpayer ID No.